Other Non-current Assets (Tables)	12 Months Ended
Dec. 31, 2015
Other Non-current Assets
Schedule of other non-current assets

        Other non-current assets consisted of the following as at December 31 (in thousands):

	2015	2014
Fair value of swaps	—	$664
Series 1 ZIM notes, net	$6,587	6,274
Series 2 ZIM notes, net	32,507	30,923
Equity participation ZIM	28,693	28,693
Other assets	4,401	1,952

Total	$72,188	$68,506